Discontinued operations	6 Months Ended
Jun. 30, 2023
Discontinued Operations [Abstract]
Discontinued operations

3. Discontinued operations

Discontinued operations for the periods presented in the interim financial statements comprise the revenues and expenses of operations and the gains and transaction expenses related thereto, for the following activities, assets and liabilities:

•
the obligations towards a Contract Development Manufacturing Organization, or CDMO, it retained upon the sale of the plasma derived business;
•
the operating costs of the previously owned Labrosse facility, located in Pointe-Claire, Québec; and
•
the operating costs of the Company's dormant manufacturing facility located in Belleville, Ontario, or the Belleville facility.

All amounts relating to the activities above have been presented as discontinued operations in the current and prior periods. More specifically, we have restated the prior periods to remove the impact of those operations from all lines in the financial statements (revenues, cost of sales and production cost, R&D and administration, selling and marketing being the lines most impacted) and have reclassified those results to the income (loss) from discontinued operations lines in the interim financial statements.

During the six months ended June 30, 2023, the Belleville facility, formerly part of the plasma-derived therapeutics segment and previously classified as property, plant and equipment, met the criteria to be classified as held for sale, and is presented as such in the consolidated statement of financial position at June 30, 2023.

Gain on sale of discontinued operations

During the six months ended June 30, 2023 and 2022, the Company recorded an indemnification adjustment expense of $98 and $600, respectively, which represents a disputed research and development tax credit claim and interest with a taxation authority.

Results and cash flows from discontinued operations

The net loss from discontinued operations for the quarters and six months ended June 30, 2023 and 2022 are presented below:

	Quarter ended June30,		Six months ended June 30,
	2023	2022	2023	2022
Revenues	$—	$8	$—	$15

Expenses
Research and development expenses 1)	(14)	(389)	(345)	(1,201)
Administration expenses	80	142	261	336
Gain on foreign exchange	—	(12)	—	(12)
Finance costs	2	144	3	145
Income (loss) from discontinued operations, net of income taxes	$(68)	$123	$81	$747

1) Expense (income) recognized in regards to an agreement with a CDMO which in the comparative period is accounted for in part as a lease (note 5) and an onerous contract (note 6). These expenses (income) are due to changes to the discounted value caused by changes in inflation and discount rates.

The consolidated statements of cash flows for the six months ended June 30, 2023 and 2022 were not restated to present the cash flows from the discontinued operations separately as the Company selected to provide this information in the present note. The cash flows from the discontinued operations and the gain on sale of discontinued operations for the six months ended June 30, 2023 and 2022 are presented in the following table:

	June 30, 2023	June 30, 2022
Cash flows used in operating activities	$(264)	$(323)
Cash flows utilized during the period	$(264)	$(323)